UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2012

MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501
(Address of principal executive offices)

(804) 444-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

            As previously announced, on November 17, 2011, MeadWestvaco Corporation ( “MWV”) entered into definitive agreements with ACCO Brands Corporation (“ACCO”) pursuant to which, subject to the terms and conditions in the definitive agreements, (1) MWV will transfer its Consumer and Office Products business (the “Business”) to Monaco SpinCo Inc., a Delaware corporation and newly organized, wholly owned subsidiary of MWV (“Spinco”), (2) after which, MWV will spin off Spinco to its stockholders by distributing to MWV stockholders all of the issued and outstanding shares of Spinco held by MWV (the “Distribution”) and (3) immediately after the Distribution, Augusta Acquisition Sub, Inc., a wholly owned subsidiary of ACCO Brands Corporation (“Merger Sub”), will merge with and into Spinco (the “Merger”).  When the Merger is completed, Spinco (which at that time will hold the Business) will be a wholly owned subsidiary of ACCO.  Both the Distribution and Merger are expected to qualify as tax-free transactions, except to the extent that cash is paid to MWV stockholders in lieu of fractional shares in the Merger.  The transaction is expected to be completed in the first half of 2012.

            On March 19, 2012, the Company, MWV, Spinco and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment”).  The Merger Agreement Amendment provides that:

•          immediately following the effective time of the Merger, ACCO will cause Spinco to be merged with and into Mead Products LLC, a direct, wholly owned subsidiary of the ACCO (“Mead Products”), with Mead Products continuing as the surviving entity (the “LLC Merger”);

•          the two nominees selected by MWV to serve on the ACCO Board of Directors (the “ACCO Board”) following completion of the Merger will be appointed to the ACCO Board as soon as practicable following the 2012 annual meeting of ACCO stockholders; provided, however, in the event the 2012 annual meeting of ACCO stockholders is held before the effective time of the Merger, the two MWV nominees will be appointed to the ACCO Board as soon as practicable following the effective time of the Merger; and

•          on or prior to the date that is three business days prior to the record date of the Distribution, ACCO will prohibit the holders of options to purchase ACCO common stock pursuant to the ACCO stock plan from exercising such options until after the closing of the Merger.

            The Merger Agreement Amendment also provides for a number of amendments to the tax-related provisions in the Merger Agreement in connection with the LLC Merger.

            Additionally, on March 19, 2012, MWV and Spinco entered into Amendment No. 1 to the Separation Agreement (the “Separation Agreement Amendment”).  Pursuant to the terms of the Separation Agreement Amendment, certain provisions in the Separation Agreement relating to working capital adjustment matters and in connection with the LLC Merger described above were amended.

            The foregoing descriptions of the Separation Agreement Amendment and the Merger Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to such agreements which are filed as Exhibit 2.1 and Exhibit 10.1 hereto and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Amendment No. 1, dated as of March 19, 2012, to the Agreement and Plan of Merger, dated as of November 17, 2011 among MeadWestvaco Corporation, Monaco SpinCo Inc, ACCO Brands Corporation and Augusta Acquisition Sub, Inc. (incorporated by reference to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012).

10.1

Amendment No. 1, dated as of March 19, 2012, to the Separation Agreement, dated as of November 17, 2011 by and between MeadWestvaco Corporation and Monaco SpinCo Inc. (incorporated by reference to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012).

Forward-Looking Statements

Certain statements in this document and elsewhere by management of the company that are neither reported financial results nor other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of each company, or industry results, to differ materially from those expressed or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties, and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, events or circumstances which affect the ability of MWV to realize improvements in operating earnings from the company’s ongoing cost reduction initiatives; the ability of MWV to close announced and pending transactions, including the MWV Consumer & Office Products/ACCO Brands transaction; the reorganization of the company’s packaging business units; competitive pricing for the company’s products; impact from inflation on raw materials, energy and other costs; fluctuations in demand and changes in production capacities; relative growth or decline in the United States and international economies; government policies and regulations, including, but not limited to those affecting the environment, climate change, tax policies and the tobacco industry; the company’s continued ability to reach agreement with its unionized employees on collective bargaining agreements; the company’s ability to execute its plans to divest or otherwise realize the greater value associated with its land holdings; adverse results in current or future litigation; currency movements; volatility and further deterioration of the capital markets; and other risk factors discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2011, and in other filings made from time to time with the SEC. MWV undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Investors are advised, however, to consult any further disclosures made on related subjects in the company’s reports filed with the SEC.

Additional Information

            In connection with the proposed transaction, (1) ACCO filed a preliminary registration statement on Form S-4/A with the SEC on March 22, 2012, which was declared effective by the SEC on March 22, 2012 and (2) Spinco filed a preliminary registration statement on Form 10 with the SEC on March 20, 2012, but this registration statement has not been declared effective. The Form S-4/A, as may be further amended, each includes a proxy statement of ACCO that also constitutes a prospectus of ACCO and an information statement of MWV, and will be sent to the stockholders of ACCO and MWV.  Investors and security holders are urged to read the proxy statement/prospectus-information statement and any other relevant documents regarding the proposed transaction when they become available, because they will contain important information regarding MWV, Spinco, ACCO and the proposed business combination.  Stockholders and other persons may obtain a free copy of the proxy statement/prospectus-information statement, when available, as well as other filings containing information about ACCO, without charge, at the SEC’s website (http://www.sec.gov).  Stockholders and other persons may also obtain these documents, when available, without charge, from ACCO upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

            This communication is not a solicitation of a proxy from any security holder of ACCO.  MWV, ACCO and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of ACCO in favor of the issuance of the ACCO Common Stock in the transaction.  Information about MWV’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2011.  Stockholders and other persons can obtain free copies of this document from MWV’s website.  Information about the directors and executive officers of ACCO may be found in its 2011 Annual Report on Form 10-K, as amended, filed with the SEC on February 23, 2012, and its definitive proxy statement relating to its 2011 Annual Meeting of Stockholders filed with the SEC on April 4, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2012	MEADWESTVACO CORPORATION By: _/s/ John J. Carrara______ John J. Carrara Assistant Secretary and Associate General Counsel

MEADWESTVACO CORPORATION

Exhibit Index

Exhibit No.	Description
2.1

Amendment No. 1, dated as of March 19, 2012, to the Agreement and Plan of Merger, dated as of November 17, 2011 among MeadWestvaco Corporation, Monaco SpinCo Inc, ACCO Brands Corporation and Augusta Acquisition Sub, Inc. (incorporated by reference to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012).

10.1

Amendment No. 1, dated as of March 19, 2012, to the Separation Agreement, dated as of November 17, 2011 by and between MeadWestvaco Corporation and Monaco SpinCo Inc. (incorporated by reference to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012).